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                                  EXHIBIT 23.1

                        CONSENT OF DELOITTE & TOUCHE LLP



INDEPENDENT ACCOUNTANTS' CONSENT



We consent to the incorporation by reference in the Registration Statement of Mail-Well, Inc. on Form S-8 of our reports dated February 10, 1997, appearing in the Annual Report on Form 10-K of Mail-Well, Inc. for the year ended December 31, 1996.

                              DELOITTE & TOUCHE LLP

                              /s/ Deloitte & Touche LLP

Denver, Colorado

May 6, 1997